AMENDMENT NO. 1
                                       TO
                                      LEASE
                                 BY AND BETWEEN
                          OBIE INDUSTRIES INCORPORATED
                                       AND
                             OBIE MEDIA CORPORATION

                  This Amendment No. 1 to Lease (this "Amendment No. 1") is made and entered into as of July 15, 1997 by and between Obie Industries Incorporated, an Oregon corporation ("Landlord"), and Obie Media Corporation, an Oregon corporation ("Tenant"), for the purpose of amending and modifying that certain Lease dated November 12, 1996 by and between Landlord and Tenant (The "Lease").

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                  1. The first sentence of Section 4.1 of the Lease is hereby amended to read as follows:

                  "Tenant shall pay to Landlord as rent for the Premises equal monthly installments of $14,258."

                  2. Section 4.4 of the Lease is hereby amended in its entirety to read as follows:

                  "4.4  TENANT IMPROVEMENTS.   Tenant shall be responsible for a
                  total of $290,041 of tenant improvements in connection with the renovation of the Premises."

                  3. As amended hereby, the Lease remains in full force and effect.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 as of the date first written above.

"LANDLORD"                                          "TENANT"

OBIE INDUSTRIES INCORPORATED                        OBIE MEDIA CORPORATION


By  /s/  Brian B. Obie                              By  /s/  Brian B. Obie
  -------------------------                            -------------------------
   Brian B. Obie, President                          Brian B. Obie, President
                                                     and Chief Executive Officer